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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: March 17, 2003

                        CHASE MANHATTAN AUTO OWNER TRUST
                  Series 2000-A, Series 2001-A, Series 2001-B,
                         Series 2002-A and Series 2002-B
--------------------------------------------------------------------------------
                             (Issuer of securities)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
           (Exact name of the registrant as specified in its charter)


 United States                          333-74600                 22-2382028
-----------------------------    -----------------------     -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)


         White Clay Center, Building 200, Newark, DE                 19711
         -------------------------------------------------           -----------
         (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (302) 575-5000

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Item 5. Other Events:

         Chase Manhattan Bank USA, National Association ("Chase USA") is the registrant of a number of outstanding Series of Chase Manhattan Auto Owner Trusts. Each Series of Chase Manhattan Auto Owner Trusts issued multiple series of Asset Backed Securities.

         On March 17, 2003, Chase USA, as servicer, distributed monthly interest to the holders of the Notes and Certificates of Series 2000-A, Series 2001-A, Series 2001-B, Series 2002-A and Series 2002-B. Chase USA furnished copies of the monthly statement to certificateholders for the above referenced Series to such holders as required by the related Sale and Servicing Agreement. Copies of the related monthly statement to certificateholders are being filed as Exhibit
20.1 to this Current Report on Form 8-K.


Item 7(c). Exhibits

                  Exhibits      Description
                  --------      -----------
                  20.1          Monthly statements to certificateholders with
                                respect to the March 17, 2003 distribution.

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                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 18, 2003

                                                   By: CHASE MANHATTAN BANK USA,
                                                   NATIONAL ASSOCIATION
                                                   as Servicer


                                                   By: /s/ Patricia M. Garvey
                                                   -----------------------------
                                                   Name: Patricia M. Garvey
                                                   Title: Vice President

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                                                               INDEX TO EXHIBITS
                                                               -----------------



                  Exhibits      Description
                  --------      -----------
                  20.1          Monthly Statements to Certificateholders
                                dated March 17, 2003.